UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 August 17, 2005
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                        (Date of earliest event reported)


                               WVS Financial Corp.
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             (Exact name of registrant as specified in its charter)


Pennsylvania                         0-22444                   25-1710500
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(State or other                    (Commission               (IRS Employer
jurisdiction of incorporation)     File Number)              Identification No.)


9001 Perry Highway, Pittsburgh, Pennsylvania                      15237
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(Address of principal executive offices)                        (Zip Code)


                                 (412) 364-1913
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Item 2.02  Results of Operations and Financial Condition

On August 17, 2005, WVS Financial Corp. issued a press release to report increased fiscal year and fourth quarter net income and earnings per share for the period ended June 30, 2005. A copy of the press release is furnished as
Exhibit 99 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits

      (a)  Not applicable

      (b)  Not applicable

      (c)  Exhibits

           Exhibit 99 - Press Release, dated August 17, 2005.


This information, including the press release filed as Exhibit 99, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.


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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            WVS FINANCIAL CORP.



Dated:  August 17, 2005                      By:    /s/ David J. Bursic
                                                    ----------------------------
                                                    David J. Bursic
                                                    President and
                                                    Chief Executive Officer


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